UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        Microwave Filter Company, Inc.
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                        Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:


    At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Wednesday, April 8, 2009 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


    Proposal 1.   The election of 3 directors to hold office until the Annual
Meeting of the Shareholders at which their term expires or until their successors have been duly elected.


    The Board of Directors has fixed the close of business on February 20, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                            By order of the Board of Directors


                                            Robert R. Andrews
                                            Chairman of the Board
       Dated:  March 6, 2009
       Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

    The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 8, 2009 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

    The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

    These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 6, 2009 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

    Shareholders of record at the close of business on February 20, 2009 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,595,213 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Availablility of Proxy Materials

    Our Annual Report to Shareholders and this Proxy Statement are available on the Company's website at www.microwavefilter.com.


Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

    Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

    The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,750 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

    Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2010 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 6, 2009 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.



Shareholder Communications with Directors

    Shareholders who want to communicate with the Board or an individual director can write to: Richard Jones, Corporate Secretary, Microwave Filter Company, Inc., 6743 Kinne Street, East Syracuse, New York 13057. Your letter should indicate that you are a shareholder of Microwave Filter Company, Inc. Depending on the subject matter, management will:

    Forward the communication to the director or directors to whom it is addressed; or

    Attempt to handle the inquiry directly, for example, requests for information or stock-related matters.

Board Meetings and Committees

    The Board of Directors held a total of five meetings during the fiscal year ending September 30, 2008. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

    The Company's Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee held four meetings during fiscal year 2008. The Audit Committee's charter is available on our website at www.microwavefilter.com.

    The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Robert Andrews, Sidney Chong and Daniel Galbally. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee did not hold a meeting during fiscal year 2008.

    The Company's Nominating Committee currently consists of Daniel Galbally, Chair, Robert Andrews and Frank S. Markovich. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Nominating Committee did not hold a meeting during fiscal year 2008.

    When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

    The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

    The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

    Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year seven of eight directors attended the annual shareholders meeting.

    The Company also has a standing Executive Committee.

Compensation of Directors

    Non-officer Directors currently receive fees of $300.00 per board meeting and $300.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board currently receives fees of $500.00 per board meeting and $500.00 per committee meeting. Officer members receive no compensation for their attendance at meetings.

    The following table summarizes the compensation paid to non employee Directors for their service to the Board and its committees in fiscal 2008.

Director Compensation Table

                                  Fees earned or
Name                               paid in cash

Robert R. Andrews                     $4,500
Trudi B. Artini                       $1,200
Sidney Chong                          $2,700
Daniel Galbally                       $2,700
Perry A. Harvey                       $1,200
Frank S. Markovich                    $2,400


Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 20, 2009 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers             Shares Beneficially Owned
5% Shareholders                      Number     Percent

Trudi B. Artini *                    32,435  1.2%
Carl F. Fahrenkrug *                 72,298  2.8%
Frank S. Markovich *                  4,340   **
Daniel Galbally *                         0   **
Sidney Chong *                          335   **
Robert R. Andrews *                   1,214   **
Richard L. Jones *                        0   **
Perry A. Harvey *                         0   **
John J. Kennedy *                         0   **
All Directors and Executive
Officers as a group (ten persons)   110,622  4.3%

*Directors of the Company.
**Denotes less than one percent of class.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

    The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2008.


                                                 Annual Compensation
                                              Salary     Bonus    Other
Name and Principal Position         Year        $          $        $

Carl F. Fahrenkrug                  2008     128,728       0        0
President and CEO                   2007     122,534       0        0
                                    2006     116,188       0        0


Option Grants and Exercises

    There were no options granted or exercised by the executive officer listed in the executive compensation table above during the last fiscal year.


Compensation Committee Interlocks and Insider Participation

    No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.


Compliance with Section 16(a) of the Securities Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2008.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

    Three Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

    The name of and certain information regarding each nominee are set forth below.



Director                    Principal Occupation



TRUDI B. ARTINI             Mrs. Artini is an independent investor in MFC and
Age 86                      various other business enterprises in Syracuse,
Director since 1974         New York.


PERRY A. HARVEY             Mr. Harvey is a consultant in global strategic
Age 57                      business planning and productivity and process
Director since 2007         improvement.  He holds a Master of Science in
                            Metallurgical Engineering and a Metallurgical
                            Engineering Degree from the University of Wisconsin. He served as President of ESCO Turbine
                            Technologies Group (TTG), Syracuse, New York from
                            2000 - 2007. He has served as a board member and president of the Investment Casting Institute and a board member of the Manufacturers Association of Central New York and the Foundry Educational
                            Foundation Board.


JOHN J. KENNEDY             Mr. Kennedy is the Senior Partner and Co-founder
Age 59                      of Hawthorne Consulting Group, LLC, a continuous
Director since 2009         improvement consulting firm dedicated to the
                            education and training of business owners, managers and their employees in the concepts of the Toyota Production System. Prior to that, Mr.
                            Kennedy was a senior consultant with Seven Pines
                            Consulting Group/Rutherford Associates. He has also held various management positions with Orion
                            Bus Industries Ltd, General Motors Corp. and the
                            Miller Brewing Company.  He holds an MBA from
                            Syracuse University and a BS degree from the University of Pennsylvania.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

    The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Galbally, both members of the Audit Committee, are "audit committee financial experts" as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

    The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2008:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2008 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (Rotenberg & Co. LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

    Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2008.

Audit Fees                               $38,500
Financial Information Systems Design
   and Implementation Fees                     0
All Other Fees:
   Tax Services                            4,600
                                         -------
   Total fees                            $43,100
                                         =======









                                 Other Matters

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 6, 2009

                                     PROXY


    This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.


Proxy for 2009 Annual Meeting of Shareholders


The undersigned hereby appoints Robert R. Andrews and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2009 Annual Meeting of the Shareholders to be held on Wednesday, April 8, 2009 at 10:00 a.m. and any adjournments thereof as follows:


(1)  ELECTION OF DIRECTORS

  Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

     1. [ ] For All Nominees

     2. [ ] For All Nominees Except Those With A Line Through Their Name

             Trudi B. Artini    Perry A. Harvey    John J. Kennedy





In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.


This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).


NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.


When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.



                             _________________________       _________
                             Signature                       Date


                             _________________________       _________
                             Signature if held jointly       Date


IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting  _____
I do not plan to attend the Annual Meeting  _____